                            CERTIFICATE OF FORMATION

                                       OF

                               BEAUMONT FUND, LLC


                  The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto"), hereby certifies that:

                  FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is Beaumont Fund, LLC.

                  SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are 2711 Centerville Road, in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

Executed on March 26, 2002.


                                                  /s/ Theresa Donovan
                                                  --------------------
                                                      Theresa Donovan
                                                      Authorized Person

                            CERTIFICATE OF FORMATION

                                       OF

                                 CURAN FUND, LLC


                  The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "Delaware Limited Liability Company Act"), hereby certifies that:

                  FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is Curan Fund, LLC.

                  SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are 2711 Centerville Road, in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

Executed on March 26, 2002.


                                                 /s/ Theresa Donovan
                                                 -------------------
                                                     Theresa Donovan
                                                     Authorized Person

                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

                               PROSPERO FUNDS, LLC



                  This Certificate of Amendment of Certificate of Formation of Prospero Funds, LLC (the "LLC") has been duly executed and is being filed by the undersigned, as an authorized person, in accordance with the provisions of 6 Del. C.ss. 18-202 and ss. 18-204, to amend the original Certificate of Formation of the LLC (the "Certificate of Formation"), which was filed with the Secretary of State of the State of Delaware on February 22, 2002.



                  1. Name: The name of the limited liability company is Prospero Funds LLC.

                  2. Amendment: Article First of the Certificate of Formation is hereby amended to read in its entirety as follows:

                           FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is Antenor Fund, LLC.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation of Prospero Funds, LLC this 26th day of March 2002.







                                        /s/ Theresa Donovan
                                        -------------------------
                                            Theresa Donovan
                                            Authorized Person